UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)    February 21, 2008
                                           -----------------------

                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                  0-31525                 68-0352144
----------------------------       ------------          -------------------
(State or other jurisdiction       (Commission             (IRS Employer
      Of incorporation)            File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California       95670
-----------------------------------------------------------     ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code    (916) 851-0123
                                                    ------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 98 Pages
The Index to Exhibits is on Page 3

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2008, the registrants made changes to the following Salary Continuation Agreements to comply with the Final requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and to clarify certain provisions of the Agreements:

            a) Salary Continuation Agreement between American River Bankshares and David T. Taber;
            b) Salary Continuation Agreement between American River Bank and Douglas E. Tow;
            c) Salary Continuation Agreement between American River Bank and Mitchell A. Derenzo;
            d) Salary Continuation Agreement between Bank of Amador, a division of American River Bank and Larry D. Standing;
            e) Director Retirement Agreement between Bank of Amador, a division of American River Bank and Larry D. Standing;
            f) Salary Continuation Agreement between American River Bank and Kevin B. Bender; and
            g) Salary Continuation Agreement between North Coast Bank, a division of American River Bank and Raymond F. Byrne.

The foregoing description is qualified by reference to the Agreements attached as Exhibit 99.1 through Exhibit 99.7.


Item 9.01.  Financial Statements and Exhibits.

(c)         Exhibits

(99.1) Salary Continuation Agreement between American River Bankshares and David T. Taber.
(99.2) Salary Continuation Agreement between American River Bank and Douglas E. Tow.
(99.3) Salary Continuation Agreement between American River Bank and Mitchell A. Derenzo.
(99.4) Salary Continuation Agreement between Bank of Amador, a division of American River Bank and Larry D. Standing.
(99.5) Director Retirement Agreement between Bank of Amador, a division of American River Bank and Larry D. Standing.
(99.6)      Salary Continuation Agreement between American River Bank and Kevin
            B. Bender.
(99.7) Salary Continuation Agreement between North Coast Bank, a division of American River Bank and Raymond F. Byrne.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
February 21, 2008                   Mitchell A. Derenzo, Chief Financial Officer


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

                                INDEX TO EXHIBITS


Exhibit No.    Description                                                 Page
-----------    -------------------------------------------------           ----
99.1           Salary Continuation Agreement between American
               River Bankshares and David T. Taber                         4-17

99.2           Salary Continuation Agreement between American
               River Bank and Douglas E. Tow                              18-31

99.3           Salary Continuation Agreement between American
               River Bank and Mitchell A. Derenzo                         32-45

99.4           Salary Continuation Agreement between Bank of
               Amador, a division of American River Bank and
               Larry D. Standing.                                         46-58

99.5           Director Retirement Agreement between Bank of
               Amador, a division of American River Bank and
               Larry D. Standing.                                         59-71

99.6           Salary Continuation Agreement between American
               River Bank and Kevin B. Bender                             72-85

99.7           Salary Continuation Agreement between North Coast
               Bank, a division of American River Bank and
               Raymond F. Byrne                                           86-98



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